UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 17, 2018

Stanley Black & Decker, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(860) 225-5111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2018, the Board of Directors changed the size of the Board to twelve and elected Dmitri L. Stockton, former Chairman, President and CEO of GE Asset Management, to the Board.  Mr. Stockton has been appointed to the Audit and Corporate Governance Committees.

In connection with his appointment as a director, Mr. Stockton will be compensated in the manner described in the Company’s March 9, 2018 Proxy Statement under the heading Director Compensation, which description is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2018, the Board of Directors approved amendments to the Company's Bylaws effective as of that date to:

•

Implement proxy access to allow for up to 20 shareholders who cumulatively have held at least 3% of company stock for at least three continuous years to nominate directors comprising the greater of two directors or 20% of the Board and have those nominees included in the Company’s Annual Proxy Statement;

•

Require that shareholders making a proposal or nominating candidates for the Board, as well as those nominated, provide certain information to the Company within a specified time period in order for the proposal or nominee to be considered;

•	Require nominees proposed by shareholders to commit to comply with Company policies and to serve the full term if elected;
•	Clarify provisions regarding adjournment and postponement of shareholder meetings; time, place and notice regarding special meetings; and indemnification of employees and agents;
•	Modify certain clauses to eliminate ambiguity and/or conform to current norms.

The above summary is qualified in its entirety by reference to the full text of the amended provisions, which are contained in the Amended and Restated Bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
3.1 Amended and Restated Bylaws dated July 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

July 18, 2018	By:	/s/ Janet M. Link

Name: Janet M. Link
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws dated July 18, 2018